Proxy Statement Pursuant to
           Section 14(a) of the Securities Exchange Act of 1934
                         Filed by Registrant (x)
                Filed by Party other than Registrant ( )
               ( ) Preliminary Proxy Statement
               ( ) Confidential, for Use  of the Commisssion Only
               (x) Definitive Proxy Statement
               ( ) Soliciting Material Pursuant to Sect, 240.14a-11c
                    or Sect. 240.14a-12

                           Big Sky Transportation Co.
                 Name of Registrant as Specified in Its Charter

(x) No fee required

( ) Fee computed on table below per Exchange Act Rules 14a-6i(1) and 0-11

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

( ) Fee paid previously with preliminary materials

( ) Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11a(2) and identify the filing for which the offsetting fee was paid previously, as follows:

    1) Amount previously paid

    2) Form, Schedule or Registration Statement No.:

    3) Filing Pfarty:

    4) Date Filed:

                        BIG SKY TRANSPORTATION CO.
                  Billings Logan International Airport
                          1601 Aviation Place
                       Billings, Montana 59105
                             406.245.9449

                             PROXY STATEMENT

THIS PROXY STATEMENT IS BEING FURNISHED BY THE BOARD OF DIRECTORS, OFFICERS AND MANAGEMENT OF BIG SKY TRANSPORTATION CO, IN CONNECTION WITH SOLICITATION OF PROXIES FOR USE AT THE ANNUAL MEETING

Item 1.
Date, Time and Place Information

(a) General Information.

The Annual Meeting of the Stockholders of Big Sky Transportation Co. will be held on Thursday, February 25, 1999, at 3:30 p.m. (local time) in the Conference Room at Big Sky Airlines, Billings Logan International Airport, 1601 Aviation Place, Billings, Montana, to elect six directors to serve for one-year terms and to consider and ratify the board's appointment of independent auditors. In addition, Stockholders will act upon such matters as may properly come before the meeting or any adjournments thereof.

Holders-of-record of 1996 Series Common Stock at the close of business on January 8, 1999 (the record date) are entitled to vote at this meeting or any adjournment thereof. Stockholders who will not be attending the meeting, or who do not wish to vote in person, are requested to execute the enclosed proxy and return it promptly in the enclosed envelope so that their shares will be voted at the meeting.

The Board of Directors of the Corporation does not intend to present any additional business to this year's Annual meeting, other than as specifically set forth in the Notice of Annual Meeting of Stockholders. The Directors know of no other business to come before this meeting. However, should such matters be brought before the meeting, the Corporation's designated proxies will vote on such matters based on their judgment as to the best interests of the corporation.

(b)  Delivery Information.

The Corporation has filed its Annual Report, which contains information concerning the Corporation and its operations, including financial statements, on Form 10-KSB for the fiscal year-ended June 30, 1998,with the U.S. Securities and Exchange Commission (SEC). A copy of the fiscal year 1998 Annual Report, including financial statements and the Form 10-KSB, accompanies this Notice of Annual Meeting and Proxy Statement and is being mailed on or before January 20,1999 to each Stockholder of record on January 8, 1999. The financial statements, the notes thereto, the Auditor's Report therein, and the section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations" contained in the Annual Report are incorporated herein by reference. No other part of such report is incorporated herein or is to be considered proxy-soliciting material.

The following information and data regarding the Corporation are set forth, pursuant to SEC reporting regulations. Copies of this document have been provided to the SEC and the Pacific Exchange, Inc.

(c)  Stockholder Proposals (Rule 14A-5(e) information).

Proposals by Stockholders which are intended for inclusion in the Company's proxy materials and presented at the next Annual Meeting of the Stockholders, presently scheduled to be held on February 25, 1999, must be received by the Company at it's principal offices no later than February 10, 1999.

Item 2.
Revocability of Proxy

Proxies may be revoked at any time prior to their being voted at the Annual Meeting, by giving advance written notice of revocation to the Secretary. Unless so revoked, all properly executed proxies will be voted.

Item 3.
Dissenters' Right of Appraisal

The proposals contained in this Proxy Statement will not give rise to any rights of appraisal to a dissenting Stockholder.

Item 4.
Persons Making the Solicitation

(a)  Solicitations Not Subject to Rule 14(a)-11.

The accompanying proxy ballot is solicited by the Board of Directors of Big Sky Transportation Co. in connection with the Annual Meeting of Stockholders of the corporation and any adjournments of such meeting. The Corporation is aware of no opposition to approval of the proposed business items.

The Corporation will pay the cost of soliciting proxies, including the cost of preparing and mailing the Notice of the Annual Meeting of Stockholders and this Proxy Statement. Solicitation primarily will be through mailing of this Proxy Statement to all Stockholders entitled to vote at the meeting.

Proxies may be solicited personally by officers of the Corporation; however, no compensation in addition to their regular compensation as officers will be provided. The Corporation will reimburse brokers, banks and those holding shares in their names for others for the reasonable cost of forwarding proxy material to, and obtaining proxies from, their principals.

(b)  Solicitations Subject to Rule 14A-11.

None.

Item 5.
Interest of Certain Persons in Matters to Be Acted Upon

(a)  Solicitations Not Subject to Rule 14A-11.
No outside "substantial interests of security holdings or otherwise" exist with regard to the proposed items of business to be acted upon at the Annual Meeting of Stockholders, other than elections to office.

(b)  Solicitations Subject to Rule 14A-11.

Not Applicable.

Item 6.
Voting Securities and Principal Holders Thereof

(a)  Number of Shares and Number of Votes.

On September 30, 1998, there were 1,084,160 shares of 1996 Series Common Stock outstanding, the only class of securities of the Corporation entitled to vote at the meeting. As of the record date, a majority of all such stock will constitute a quorum for the transaction of business at the Annual Meeting.

(b)  Record Date.

The record date with respect to this proxy solicitation is January 8, 1999.

(c)  Voting Rights With Respect to Agenda.

With regard to election of directors, each holder of 1996 Series Common Stock present in person or represented by proxy has the right to cumulate his or her votes for the election of directors by multiplying the number of votes to which the Stockholder is entitled to vote by six (6) (the total number of directors to be elected) and cast all such votes for one nominee or distribute the total votes among any two or more nominees. The persons designated as proxies on the enclosed form of proxy will exercise discretionary authority to cumulate votes as to the shares for which they are designated as proxies, should they deem cumulative voting to be desirable at the time of the meeting.

With regard to ratification of auditors, the affirmative vote of the majority of shares of 1996 Series Common Stock present in person or represented by proxy and entitled to vote on the matter, is necessary for approval.

(d)  Security Ownership of Certain Beneficial Owners and Management.

The following persons are known to the Corporation to be the beneficial owners of more than 5% of any class of the Registrant's voting securities as of September 30, 1998:



                  2) Name                         3) Amount
                  and address                     and nature of
(1) Title         of Beneficial                   beneficial       4) Percent
of class          Owner                           ownership        of class

1996 Series       Derby West, LLC                 347,520 shares   32.05%
Common Stock      Drawer E                        directly owned
                  Sheridan WY 82801

1996 Series       H.V. Holman, Ltd. Partnership   108,780 shares   10.03%

Common Stock      7979 Harbor Town Ave.           directly owned
                  Las Vegas NV 89113

1996 Series       Jon Marchi                      61,084 shares    5.63%
Common Stock      7783 Valley View Rd.            owned directly
                  Polson MT  59860                or by IRA

1996 Series       Terry Marshall                  60,190 shares    5.55%
Common Stock      7822 Buckskin Dr.               directly owned
                  Shepherd MT 59079

(b)  Security Ownership of Management.

The security ownership of Kim B. Champney, President/CEO, and Craig Denney, Executive Vice President/COO and Secretary, is set forth in Item 7 below.

(c)  Changes in Control.

There are no arrangements known to the Corporation that may at a subsequent date result in change of control of the Corporation.

Item 7.
Executive Officers and Directors.

(a)  Adverse Legal Proceedings.

There are no material legal proceedings to which any director or officer (including directors who are proposed for election in this Proxy Statement), of the Corporation or any owner of record of more than 5% of the Corporation's 1996 Series Common Stock are involved that are adverse to the Corporation.

(b)  Identification of and Information About Executive Officers and Directors.

Executive officers of the Corporation are elected by and serve at the discretion of the Board of Directors. No arrangement exists between any executive officer and any other person or persons pursuant to which any officer was or is to be selected as an executive officer.

Directors are elected annually by the Stockholders. Nominees for service in 1999-2000 are listed below in descending order of time served on the Board, along with the following information: Name, Executive Offices Held With Big Sky Transportation Co., Principal Occupation, Previous Employment, Outside Directorships, Education & Stock (including options exercisable): (a), (b)

Jon Marchi: Chairman of the Board & Treasurer, April 1996 to date;
      Secretary 1991-1995; Outside Director since 1979; Principal Business -- Owner & President, Marchi Angus Ranches, Polson, MT, 1985 to-date; Director & Chairman, Glacier Venture Fund, The Montana Small Business Investment Capital Company; Director & Chairman, Development Corporation of Montana; Director & President, Montana Private Capital Network; Director, Montana Community Finance Corporation; Director,Montana Small Business Connections; Previous Employment -- D.A. Davidson & Co., Great Falls, MT (regional investment company & securities dealer), 1972-1985;Other -- Director, College of Business Advisory Board, Montana State University-Billings; Director, Montana Small Business Administration Advisory Council; Director, Montana Ambassadors; education -- B.S. Business & M.S. Finance, University of Montana; Age--52; Stock 61,084 (c), % Class 5.63% (i)

Jack K. Daniels: Vice-Chairman of the Board & Assistant Secretary,
April 1995 to-date;
      Outside Director since 1990; Interim CEO, September 1997 to
      January, 1998; Principal Business -- Owner/President, SerVair Accessories, Inc.(fixed base aviation operator), Williston, ND, 1950 -1994 (retired); Other -- Former chairman, North Dakota Aeronautics Commission (retired); Former Treasurer, National Committee of Cities & States for Airline Service--NCCSAS (retired); Age--73; Stock 22,620 (d), % Class -- 2.09% (i).

Alan D. Nicholson: Outside Director since 1994;
      Principal Business -- Owner/President, Nicholson, Inc. (commercial real estate development), Helena, MT; Other -- Member, Helena Area Chamber of Commerce; Member, Montana State University Foundation Board; Member, President's Council, Carroll College (Helena, MT),President, Montana Ambassadors; Education -- B.S. Mathematics & Physics, Montana state University; M.A. Mathematics, Northwestern University; Age -- 58; Stock-22,620 (e), % Class -- 2.09% (i).

Stephen D. Huntington: Assistant Secretary 1998 to date; Outside Director since 1994;
      Principal Business -- Partner, Northern Rockies Venture Fund, Butte, MT, 1994 to date; Manager, Corporate Development & Finance, MSE, Inc., Butte, MT, 1995 to-date; Other -- Director, MSE-HKM, Inc., 1995; Director, MSE Technology Applications, Inc., 1995; Director, Safe Shop Tools, Inc., 1997; Director, Nutritional Laboratories International, Inc., 1997; Board of Managers, Soltec Engineering LLC, 1996 Previous Employment -- State of Montana, 1982-1990; Owner/Principal, Interwest Development, Mountainwest Management, 1990-1995. Education -- B.A. Political Science and Graduate Studies, Law & Public Administration, University of Montana; Age--42; Stock 9,267 (f); % Class 0.85% (i).

Craig Denney: Executive Vice President & COO 1995 to date, Secretary & Assistant Treasurer 1998 to date;
      Division Manager,December 1995 to-date; Vice President/Operations & COO, 1989-1995; Vice President/Ground Services Director/Ground Services, Director/Customer Service & Station Manager, 1978-1989. Director since 1995; Previous Employment -- Transportation Agent, Northwest Airlines, Inc., Great Falls & Butte, MT, 1974-1978;
      Other -- Member & Chairman, Air Carrier Advisory Committe, Billings Logan International Airport; member, Aviation Council, Department of Aviation, Rocky Mountain College; Education -- A.A. Aviation Administration, Anoka Ramsey J. C., Coon Rapids, MN; Age--45; Stock-43, 868 (g), % Class 4.05% (j).

Kim B. Champney, Director & Executive Officer;
      Big Sky -- President & CEO, January 1998 to date; Interim CFO, March 1998 to date; Director, February 1998 to date. Previous Employment -- Vice President Business Development, Merlin Express, San Antonio TX, 1993-1997; Director Airline Planning, DHL Airways, Cincinnati OH, 1990-1993; Director Financial Analysis, Braniff Inc., Orlando FL, 1989-1990; Director Corporate Planning, Piedmont Airlines, Winston-Salem NC, 1986-1989; Treasurer, 1985-1986, Controller 1981-1985, Empire Airlines Inc., Utica/Rome NY; Manager General Accounting, The Black Clawson Co., Fulton NY, 1976-1981. Education -- B.S. Accounting, Rochester Institute of Technology, Rochester NY.
      Age -- 44; Stock -- 300 (h), % Class -- 0.02% (i).

(a) Each of the above-listed persons, except for Mr. Champney, was duly elected as a director at the prior Annual Meeting of Stockholders held January 14, 1998. Mr. Champney was appointed to fill a vacancy on the Board on February 19, 1998. Except as indicated, each person has held the outside positions shown above, or other executive positions with the same business for the past five years.
(b) Shares shown reflect outstanding shares of 1996 Series Common Stock beneficially owned, both directly and indirectly, as of September 30, 1998, as well as options exercisable within 60 days thereof, and any options known to be exercised as of the report date. Beneficial ownership shown represents sole voting and investment power. Service-related stock option awards for 1997-98 are included for outside directors, whether exercised or not.
(c)     All shares owned. All options exercised.
(d)     All shares owned. All options exercised.
(e)     14,620 shares owned. Options exercisable on 8,000 shares.
(f)     3,600 shares owned. Options exercisable on 5,667 shares.
(g)     20,418 shares owned. Options exercisable on 23,450 shares.
(h)     All shares owned.  No options exercisable.
(i) Includes shares owned and eligible options, as a percent of total outstanding shares, shown to nearest tenth.

At the Annual Meeting, the Board recommends election of the slate of nominees listed above. During 1999-2000, the Corporation will continue its search for qualified directors. The Board may appoint one or more additional directors to commence service prior to the next meeting of Stockholders.

The proxies solicited herein cannot be voted for a greater number of directors than the number of nominees stated above. No arrangement or understanding exists between any nominee and any other person or persons, pursuant to which any nominee was, or is, to be selected as a director or nominee. None of the nominees has any family relationship to any other nominee, or to any other executive officer of the Corporation.

Should any of the above persons not be candidates for election at the time of meeting, which presently is not anticipated, the designated proxies may vote for such other person or persons as they, in their own discretion, may determine.

Board Meetings. The Board of Directors is scheduled to meet monthly. It also meets at the call of the President or any director. During the year-ended June 30, 1998, the Board held a total of 10 regular meetings, no special meetings and no executive meetings. Each director attended no less than 80% of the regular meetings of the Board, as well as Committees, of which they were members.

Committees of the Board. During fiscal year 1998, the Board of Directors maintained the following committees: Financial Audit, Compensation & Management Development (CMD), Future Planning, and Operations. Membership and duties of these committees through June 1997 are provided below:

1. Audit. The Audit Committee was comprised of Messrs. Nicholson and Marchi. By providing oversight of the auditors and management, the committee's responsibility is to insure that the financial records of the Corporation fairly and accurately portray the condition and position of the corporation. matters in this regard are reviewed and discussed by the Committee and brought before the Board of Directors, as necessary. All Board members receive copies of the auditors' annual report and letter to management. The Committee met four times during fiscal year 1998.

2. Future Planning. The Future Planning Committee was comprised of Messrs. Marchi, Denney, Nicholson and Huntington. It met prior to board meetings, usually as a committee-of-the-whole, to explore opportunities and strategies for business development and to recommend or initiate appropriate actions. Principal objectives of the committee are business growth, decreasing dependency on the federal DOT contract and enhancement of Stockholders' value. In coordination with management, the Committee examined several business opportunities in fiscal year 1998. The Committee met eleven times during fiscal year 1998.

3. Compensation & Management Development. The Compensation & Management Development (CMD) Committee was comprised of Messrs. Marchi and Huntington. The CMD Committee's primary purposes are to: recommend compensation and performance bonus compensation for the President/CEO; oversee the Corporation's stock option award plans; provide counsel and guidance to the President/CEO regarding compensation for other principal management, and provide general input regarding employee compensation, benefits programs and overall management development. The committee has adopted the policy of maintaining relatively moderate base salaries for executive officers. Since January 1996, it has based all incentives for principal management on achievement of specific goals related to growth of the business (Team Incentive Plan). The CMD committee met sixteen times during fiscal year 1998, primarily on management development issues and the hiring of a new President/ CEO and negotiating his Employment Agreement.

No member of the Committee is or ever has been an employee of the Corporation. There is no affiliation of any member of the Committee with any entity other than the Corporation with which an executive officer of the Corporation is affiliated, except that Mr. Marchi and Mr. Nicholson are partners in the Glacier Venture Fund and Mr. Huntington is a partner in the Northern Rockies Venture Fund, both of which funds, at the time of the drafting of this Proxy Statement, had recently acquired or were in the process of acquiring 1996 Series Common Stock of the Corporation. Otherwise, neither Glacier Venture Fund nor Northern Rockies Venture Fund do any business with the Corporation.

4. Operations. The Operations Committee is comprised of Messrs. Daniels and Denney, the latter of whom also is the Executive VP & COO of the Corporation. The committee meets as required to review airline operating policies and procedures, including safety and regulatory operating compliance issues. The Committee met informally on numerous occasions during the fall of 1998 when Mr. Daniels was serving as the Corporation's Interim CEO. Thereafter, operations matters have been reviewed and considered by the Board as a committee-of-the-whole.

(c)  Identification of Certain Significant Employees.

Mr. Champney, President/CEO, and Mr. Denney, Executive Vice President/COO and Secretary, are expected to make significant contributions to the Corporation during fiscal year 1999.

(d)  Family Relationships.

None of the executive officers or directors of the Corporation have any family relationship to any nominee for director or to any other executive officer of the Corporation.

(e) Business Experience.

See discussion in Item 7(b), above.

(f)  Involvement in Certain Legal Proceedings.

No director or executive officer of the Corporation, including those nominated to become directors in this proxy statement, has filed a petition for bankruptcy or under state insolvency laws, or been the subject of such proceedings within two years before the filing of this Proxy Statement, has been convicted at criminal proceeding or named in a pending criminal proceeding, is or was the subject of any order, judgment, or decree regarding brokerage, securities, investment, underwriter, investment company, banking, savings and loan association, or insurance company activities, business practices, or purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws.

(g)  Promoters and Control Persons.

Not applicable.

(h)  Transactions with Management and Others.

There are no transactions either during fiscal year 1998 or currently proposed exceeding $60,000 in amount between the Corporation and any of its officers and directors, except for a lease with purchase options for the Corporation's hangar facility in Billings, Montana, with Director Jon Marchi. The lease transaction with Mr. Marchi is described in the Corporation's 1998 Form 10-KSB and accompanying financial statements. For disclosure of certain transactions of Board members, not related to the Corporation, refer above to Committees of the Board, 3. Compensation & Management Development Committee.

(i)       Certain Business Relationships.

There are no relationships regarding executive officers or directors or nominees for director in which such person or business in which such person had in excess of 10% equity interest involving payments to or by the Corporation (1) made payments for property or services to the Corporation in excess of 5% of the Corporation's consolidated gross revenues for fiscal year 1998 or such person's consolidated gross revenues for fiscal year 1998;
(2) received payments for property or services from the Corporation in excess of 5% of the Corporation's consolidated gross revenues for fiscal year 1998 or such person's consolidated gross revenues for fiscal year 1998; and
(3) was indebted to the Corporation in excess of 5% of the Corporation's total consolidated assets for fiscal year 1998. No executive officer, director, nor nominee for director has been a member of or counsel to a law firm that was retained by the Corporation during fiscal year 1998. No executive officer, director, nor nominee for director was a partner or executive officer of any investment banking firm that performed any services for the Corporation.

(j)  Resignations by Directors.

No director has resigned or declined to stand for reelection during fiscal year 1998.

Item 8.
Compensation of Directors and Executive Officers

(a)  Board Compensation.

At June 30, 1998, the Corporation had six directors, four being "outside" (non-employee) directors and two being "inside" (employee) directors. The Corporation is authorized to pay each of its outside directors base compensation of $1,000 per year, plus $300 for each Board meeting attended. Additionally, outside directors receive $75 per hour, up to a maximum of $300 per day, for work on approved special projects. Board members are reimbursed for out-of-pocket expenses required in the performance of their duties and to attend Board meetings and committee meetings. The Chairman also receives fixed compensation of $500 per month, irrespective of time spent. Overall, payments for outside directors' services during fiscal year 1998 were $55,564, as follows:

                        Board Item                             Payments

              Mtgs., Conf. & Special Projects (1)              $41,813
              Expense Reimbursement (2)                         13,841
              Total (3)                                        $55,564

(1) Annual base compensation, individual meeting compensation and monthly base compensation applicable for Chairman only).
(2)     Includes travel and per diem.
(3) Individual totals as follows: Marchi--$20,425, Nicholson--$3,850, Huntington--$6,138, and Daniels--$11,400. Expenses shown are exclusive of legal, professional & other fees related to board matters.

The Corporation has an outside Directors Stock option Plan, granting outside directors the option to purchase 2,000 shares of stock annually at the conclusion of each year's service, at the market price on that date. The option term is five years. Under this Plan, prior to 1997, options had been granted to purchase 10,000 shares at $.9375 per share. Options to purchase an additional 8,000 shares were granted under this Plan in February, 1997 and February, 1998. (Note: above share price and share amounts are post 1996 recapitalization)

(b)  Executive Officer Compensation.

Below is set forth compensation information for the President/CEO
(Mr. Champney) in fiscal year 1998, the sole "named executive" of the Corporation, for which such reporting is required. Also set forth is compensation information for the President/CEO (Mr. Marshall) in fiscal year 1997. During fiscal year 1998, Mr. Marshall was President of the Company until January, 1998.

                                          Long Term             Other
              Annual Compensation $       Compensation--        Compensation--
              Salary (1)     Bonus (2)    Stock Options # (3    Non-Cash $ (4)

Champney
Fiscal Year
1998          $ 32,230           0              0                   0
1997              0              0              0                   0

Marshall
Fiscal Year
1998          $110,052        $10,000        $20,000             $30,850
1997          74,196             0              0                  7,200

(1)      Base compensation.
(2)      Team Incentive Plan cash bonus payment.
(3)      Stock options shown are post-recapitalization.
(4) Includes payment for insurance program at $600 per month, and in 1998 includes stock bonus received under the 1996 Team Inventive Plan.

Item 9.
Independent Public Accountants

(a)  Principal Accountant Selected for Election.

The Board of Directors has re-appointed Eide Bailly & Co., P.L.L.P., formerly Charles Bailly & Co., as independent auditors, to examine the financial statements of the Company for the fiscal year-ending June 30, 1999 and to perform other appropriate accounting services. The Board recommends to the Stockholders that the selection of Eide Bailly & Co. be ratified.

(b)  Previous Accountant.

Eide Bailly & Co. began serving as the Company's auditors in 1996.

(c)  Accountant Present at Meeting.

A representative of Eide Bailly & Co. will be in attendance at the Annual Meeting, will be available to respond to questions from Stockholders and may make a statement on behalf of the firm, if so desired.

(d)  Resignation or Dismissal of Previous Accountant.

In fiscal year 1996, Corporation discontinued utilizing the accounting services of KPMG Peat Marwick, as a result of competitive bidding for accounting services. There were no disagreements between the Corporation and KPMG Peat Marwick regarding any matter concerning the Corporation's accounting methods, financial reporting or data.

Item 10.
Compensation Plans

No action is to be taken with respect to any compensation plan.

Item      11.
Authorization of Issuance of Securities Otherwise Than for Exchange

No action is to be taken with respect to the authorization or issuance of any securities otherwise than for exchange for outstanding securities of the Corporation.

Item 12.
Modification or Exchange of Securities

Not applicable. No action is to be taken with respect to the modification of any class of securities of the Corporation or issuance or authorization for issuance of securities of the Corporation.

Item 13.
Financial and Other Information

Not applicable. No action is to be taken with respect to Items 11 and 12 above.

Item 14.
Mergers, Consolidations, Acquisitions and Similar Matters

Not applicable. No action to be taken with respect to any transaction involving merger or consolidation of the Corporation or acquisitions by the Corporation.

Item 15.
Acquisition or Disposition of Property

Not applicable. No action is to be taken with respect to the acquisition or disposition of any property.

Item 16.
Restatement of Accounts

Not applicable. No action is to be taken with respect to the restatement of any asset, capital or surplus account of the Corporation.

Item 17.
Action with Respect to Reports

Not applicable. No action is to be taken with respect to any report of the . Corporation or of its directors, officers, or committees, or any meetings of the meeting of the Corporation's stockholders.

Item 18.
Matters Not Required to be Submitted

Not applicable. No action is to be taken with respect to any matter that is not required to be submitted to a vote of the Corporation's stockholders.

Item 19.
Amendment of Charter, Bylaws or Other Documents

Not applicable. No action is to be taken with respect to any amendment of the Corporation's charter, bylaws, or other documents.


Item 20.
Other Proposed Action

Not applicable. No action is to be taken on any matter not referred to in this Proxy Statement.

Item 21.
Vote Required for Approval












Directors are elected by stockholders present and entitled to vote thereon, utilizing cumulative voting as described in Item 6(c) above.

For purposes of determining the outcome of the vote on election of directors, an instruction to "abstain" from voting will be treated as shares present and entitled to vote, but will not be voted for or against any nominee.

Approval of auditors is determined by majority vote of stockholders present and entitled to vote thereon.

For purposes of determining the outcome of the vote on ratification of auditors, an instruction to "abstain" from voting will be treated as shares present and entitled to vote, but will not be voted for or against the proposal.

For both proposals, broker non-votes which occur when brokers are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions, are not counted for the purpose of determining the number of shares present in-person or represented by proxy on a voting matter and shall have no effect on the outcome of the vote.

Item 22.
Information Required in Investment Company Proxy Statement

Not applicable.

Submitted on Behalf of
the Board of Directors of:

BIG SKY TRANSPORTATION CO.


By: /s/ Kim B. Champney                       /s/ Craig Denney
        Kim B. Champney, President                Craig Denney, Secretary

Billings, Montana
January 8, 1998

*************************************************************************
                     BIG SKY TRANSPORTATION CO.
                        1601 AVIATION PLACE
                         BILLINGS MT  59105
            ANNUAL MEETING OF STOCKHOLDERS, FEBRUARY 25, 1999

   The undersigned appoints Jon Marchi and Stephen D. Huntington as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as disignated below, all the shares of the 1996 Series Common Stock of Big Sky Transportation Co., held of record by the undersigned on January 8, 1999 at the Annual Meeting of Stockholders to be held at 3:30pm February 25, 1999 or any adjournment thereof.

           PLEASE SIGN AND DATE THE REVERSE SIDE BEFORE MAILING

The board recommends votes FOR proposals 1 and 2.

1. Election of Directors: Jon Marchi, Jack K. Daniels, Alan D. Nicholson, Stephen D. Huntington, Craig Denney, and Kim B. Champney.

FOR all nominees           WITHHOLD     (INSTRUCTIONS: to withold authority to
  listed above            AUTHORITY    vote for any individual nominee, strike
(except as marked        to vote for   a line through the nominee's name in
 to the contrary)       all nominees   the list above.)
                        listed above
   (   )                   (   )

2. To ratify and approve the appointment of Eide Bailly LLP, as the Corporation's independent auditors.
          (  ) FOR       (  ) AGAINST     (  ) ABSTAIN
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This proxy when properly executed will be voted in the manner directed herein by the stockholder. If no direction is made, this proxy will be voted for the above proposals.

                              This proxy is solicited on behalf of the
                                         Board of Directors

                              ____________________________________
                           (please sign name(s) exactly as printed at left)

                              ___________________________________
                           (if there are co-owners, both must sign)

                              DATED: ____________________________
                                     (month)    (day)    (year)

                              PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
                              CARD PROMPTLY USING THE ENCLOSED ENVELOPE.